BLACKROCK FUNDSSM
SUPPLEMENT DATED MARCH 16, 2007
TO THE BOND PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2007

The Board of Trustees of BlackRock Funds has voted to close the Intermediate Bond Portfolio (the fund) to new purchases and exchanges effective immediately and to terminate and wind up the affairs of the fund on or about June 1, 2007.  New purchases may continue to be made by certain authorized qualified employee benefit plans, certain fee-based programs and for reinvestment of dividends and capital gains.

You may still redeem shares of the fund as described in the Prospectuses at any time prior to the termination and winding up of the fund.  The fund will waive any applicable contingent deferred sales charges.  If you are still a shareholder of the fund as of the termination date, BlackRock Funds will send you a check for the net asset value of your shares as determined on that date, plus any previously declared and unpaid capital gain distributions and dividends owed on your shares.  You may reinvest the proceeds from a redemption of fund shares in Investor A Shares of other BlackRock Funds that are currently available for investment without paying a sales charge.  For Federal income tax purposes, any redemption is a taxable event and a capital gain or loss may be realized.